                                 ANNUAL REPORT
------------------------------------------------------------------------------

           [logo]
    NEW ENGLAND FUNDS(R)
Where The Best Minds Meet(R)

------------------------------------------------------------------------------

                                  New England
                           Growth Opportunities Fund

                               [Graphic Omitted]

DECEMBER 31, 1997

                                                                   February 1998
--------------------------------------------------------------------------------

"Even in 1997 . . . investors saw some sharp, short-term drops, whether they were invested in the United States or overseas, in bonds or stocks."

[Photo]

Dear Shareholder:

In 1997, many investors once again had reason to be pleased with the performance of their mutual fund holdings. However, in times such as these, expectations tend to grow along with prices. It pays to remind ourselves that no trend is permanent, and we should keep our goals realistic and long-term needs in focus.

In the third straight year of outstanding returns, the Dow Jones Industrial Average and the Standard & Poor's 500 Stock Index -- two widely followed indicators of the performance of large-company stocks -- gained 24.9% and 33.3% respectively. At the same time, smaller-company stocks, as measured by the Russell 2000 Index, were up 22.4%. Meanwhile, bond investors also were rewarded as declining interest rates and rising prices meant solid gains. The Lehman Long Treasury Index, for example, posted a 15.1% return for the year. Results were less favorable for international investors, especially those exposed to emerging markets or the financial turmoil in Asia.

Gratifying though it has been, the markets' surge of the past few years obscures the historic norm: Downturns and volatility also are regular features of investing. Even in 1997, notwithstanding the impressive overall results, investors saw some sharp, short-term drops, whether they were invested in the United States or overseas, in bonds or stocks. Market fluctuations remind us of some valuable lessons.

First, volatility is inevitable, and should not disrupt long-term programs without sufficient evaluation. Those who sold in response to downturns -- October 1987 is an obvious example -- may have missed out on the subsequent uptrend. Second, sound diversification can reduce risk. A useful exercise is to review your asset allocation regularly with your financial representative.

Starting in 1998, you have one more reason to consult with your representative:
Newly expanded retirement options, including the new Roth IRA, could play an important role in your retirement and tax planning for years to come. With this in mind, New England Funds has introduced programs specially designed to help you make the most of the newest retirement vehicles.

[Dalbar Logo]
1995 o 1996 o 1997

In addition to offering quality mutual fund choices and tax-advantaged plans, we focus on providing the highest quality customer service. This is why I am pleased to report that we have received DALBAR's Mutual Fund Service Award for "providing the highest tier of service excellence in the mutual fund industry." New England Funds is one of just three mutual fund companies to receive this award for the third consecutive year from DALBAR, an independent evaluator of mutual fund service. We are continuing to work to provide even more effective services. Two examples are: the Personal Access Line(TM) -- our enhanced automated telephone account service (800-346-5984) -- and the account information section of the New England Funds web site (www.mutualfunds.com). Each provides convenient, 24-hour access to current information about your New England Funds accounts.

All of us at New England Funds thank you for your continued support and look forward to serving you in the years ahead.

Sincerely,

/s/ Henry L.P. Schmelzer
Henry L.P. Schmelzer
President

                      NEW ENGLAND GROWTH OPPORTUNITIES FUND
--------------------------------------------------------------------------------

                                    INVESTMENT RESULTS THROUGH DECEMBER 31, 1997
--------------------------------------------------------------------------------

Putting Performance in Perspective

The charts comparing your Fund's performance to a benchmark index provide you with a general sense of how your Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. Your Fund's total return for the period shown appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities necessary to match the index. And, if they could, they would incur transaction costs and other expenses.

[A chart in the form of a line graph appears here, illustrating the growth of a $10,000 investment in Class A Shares since 12/31/87, compared to the S&P 500 Index. The data points from the graph are as follows:]

                Growth of a $10,000 Investment in Class A Shares

                      DECEMBER 1987 THROUGH DECEMBER 1997

                      NAV            MSC          S&P 500

12/31/1987          $10,000       $ 9,425       $10,000
      1988          $10,981       $10,350       $11,650
      1989          $14,013       $13,207       $15,330
      1990          $13,416       $12,644       $14,852
      1991          $17,523       $16,515       $19,358
      1992          $19,149       $18,048       $20,831
      1993          $20,671       $19,482       $22,927
      1994          $20,876       $19,675       $23,239
      1995          $28,207       $26,585       $31,939
      1996          $33,061       $31,160       $39,253
      1997          $44,114       $41,577       $52,328

This illustration represents past performance of Class A shares and cannot predict future results. Investment return and principal value may vary, resulting in a gain or loss on the sale of shares. Class B and Class C share performance will be greater or less than that shown based on differences in inception date, fees and sales charges. All Index and Fund performance assumes reinvested distributions.

                      NEW ENGLAND GROWTH OPPORTUNITIES FUND

                                       AVERAGE ANNUAL TOTAL RETURNS -- 12/31/97
--------------------------------------------------------------------------------

 CLASS A (Inception 5/6/31)          1 YEAR       5 YEARS      10 YEARS
 Net Asset Value(1)                  33.43%        18.16%       16.00%
 With Max. Sales Charge(2)           25.73         16.77        15.31
 Standard & Poor's 500 Index(4)      33.31         20.22        18.00
 Lipper Growth & Income Avg.(5)      26.99         17.53        15.72

 CLASS B (Inception 9/13/93)         1 YEAR       3 YEARS   SINCE INCEPTION
 Net Asset Value(1)                  32.44%        27.44%       18.75%
 With CDSC(3)                        27.44         26.82        18.49
 Standard & Poor's 500 Index(4)      33.31         31.08        21.81
 Lipper Growth & Income Avg.(5)      26.99         26.48        18.48
 (calculated from 9/30/93)

 CLASS C (Inception 5/1/95)         1 YEAR    SINCE INCEPTION
 Net Asset Value(1)                  32.63%        25.98%
 Standard & Poor's 500 Index(4)      33.31         29.61
 Lipper Growth & Income Avg.(5)      26.99         25.35
 (calculated from 4/30/95)

These returns represent past performance. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than their original cost.

NOTES TO CHARTS

(1) Net Asset Value (NAV) performance assumes reinvestment of all distributions and does not reflect the payment of a sales charge at the time of purchase.

(2) With Maximum Sales Charge performance assumes reinvestment of all distributions and reflects the maximum sales charge of 5.75% at the time of purchase of Class A shares.

(3) With Contingent Deferred Sales Charge (CDSC) performance assumes a maximum 5% sales charge is applied to a redemption of Class B shares. The sales charge will decrease over time, declining to zero six years after the purchase of shares.

(4) Standard & Poor's Composite Index of 500 Stocks(R) (S&P 500) is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange. The S&P 500 performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.

(5) Lipper Growth & Income Average is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

                      NEW ENGLAND GROWTH OPPORTUNITIES FUND

                                 QUESTIONS & ANSWERS WITH YOUR PORTFOLIO MANAGER
--------------------------------------------------------------------------------

Q. Please tell us about New England Growth Opportunities Fund's 1997 performance.

[Photo of Gerald Scriver]

Gerald Scriver
Westpeak Investment Advisors, L.P.

The Fund produced a one-year total return through December 31, 1997 of 33.43% (Class A shares at net asset value), which is significantly better than the average 26.99% return of the Fund's 624 peers in the Lipper Growth and Income Fund category. The Fund's return reflects a $1.48 per share gain in net asset value to $15.35 per share and the reinvestment of $2.99 per share in distributions.

For 1997, the Fund's Class B and C shares had total returns (based on net asset value) of 32.44% and 32.63%, respectively. Morningstar, an independent mutual fund rating organization, recognized this solid performance in awarding the Fund's Class B shares a 4-star rating, the second highest available.

Q. What was the investment environment like?

The growing economy that greeted 1997 provided an ideal environment for equities. As more and more corporations reported earnings above analysts' expectations, the markets gathered momentum and moved higher. But as institutional investors looked ahead, they grew wary that the Federal Reserve Board might undertake a series of interest rate increases aimed at forestalling possible inflation by restraining the economy's rate of expansion. Therefore, investors concentrated on a limited number of large-capitalization companies that seemed positioned to do well in a slower economy. In reality, inflation rose only modestly and the Fed boosted rates just once, by a quarter of a percentage point increase in March.

Fears of a downturn abated by mid-year, prompting investors to cast a wider, more aggressive net. Smaller- and mid-sized growth stocks began to move up, and many small-company market averages outperformed the large-company-dominated S&P 500 -- at least for a time. Then, when the currency crisis in Southeast Asia unsettled the region's equity markets, investors changed focus again, backing away from the smaller- and mid-sized segments to return to the largest, most liquid companies.

Q. Given this environment, what was your strategy during the year?

In the first half of the year, we established a portfolio structure that was more oriented toward value than the S&P 500 Index. We emphasized large-company stocks with low price-to-earnings ratios, a measure of a stock's price relative to the issuing company's earning power.

In the third quarter we tilted the Fund's portfolio mix a little more toward growth stocks, paring back the percentage of the portfolio devoted to companies with low price/earnings ratios. We also increased the Fund's orientation toward smaller companies.

In terms of specific sectors, the portfolio's technology exposure, which was about equal to the S&P 500's allocation at the end of 1996, was slightly underweight by the end of 1997. Also at year-end, we were over- represented in utilities, relative to the Index.

Q. What were some of the factors that affected performance, either positively or negatively?

The conservative structure we created early in the year rewarded shareholders, as stocks with modest valuations outperformed the usual growth sectors of the market. We also took advantage of the market's second and third quarter shift toward growth, and to smaller- and mid-sized growth companies in particular.

Performance might have been even stronger had we taken a larger position in the top tier of large-cap issues, the group that accounted for a disproportionate part of the market's rise during the first half of the year.

The portfolio benefited from positions in some of the regional Bells, NationsBank, where we took profits early, and IBM. On the other hand, Loew's Corporation did poorly because of its association with the tobacco industry, although the company is also involved in other businesses.

                  Top Ten Portfolio Holdings -- 12/31/97

                                                     %  of
                    Company                        Net Assets
                ------------------------------------------
                1.  Ameritech Corp.                   2.85
                ------------------------------------------
                2.  Ford Motor Co.                    2.50
                ------------------------------------------
                3.  Schering-Plough Corp.             2.47
                ------------------------------------------
                4.  Unilever NV, 144A                 2.46
                ------------------------------------------
                5.  Bell Atlantic Corp.               2.45
                ------------------------------------------
                6.  General Motors Corp.              2.40
                ------------------------------------------
                7.  AirTouch Communications, Inc.     2.03
                ------------------------------------------
                8.  Exxon Corp.                       2.01
                ------------------------------------------
                9.  Payless ShoeSource, Inc.          1.97
                ------------------------------------------
                10. IPALCO Enterprises                1.86

Portfolio holdings and asset allocations will vary.

Q. What is your market outlook, and what does it imply for the Fund?

Earnings surprises -- corporate earnings reports that come in lower or higher than analysts' expectations -- are one of the elements in our stock evaluation model. Whereas in the first half of 1997 surprises were predominantly positive, later in the year we began to see results coming in below Wall Street's projections. That trend could continue in 1998, especially if our expectation of slower growth for the economy is accurate. But we also think that continued low inflation and further declines in interest rates will offset the effect that lower corporate profits have on the stock market. Historically, most market declines have been driven by higher interest rates; a market decline during a period of falling interest rates is an unlikely prospect, in our opinion. In part, we believe that inflation will be held in check by faltering economies in Southeast Asia, where weak local currencies and the strong dollar could drive down prices on the billions of dollars in goods that American companies import each year. A deflationary price trend would build sentiment for a possible easing of short-term interest rates by the Federal Reserve Board, which in turn could be a stimulus to stock prices.

We plan to stay fully invested, with the goal of adding value through our proprietary value/growth research and stock selection discipline.

Morningstar proprietary ratings reflect risk-adjusted performance through 12/31/97, and are subject to change every month. Past performance is no guarantee of future results. Morningstar ratings are calculated from the Fund's three year return (with fee adjustments) in excess of 90-day Treasury bill returns, and a risk factor that reflects fund performance below 90-day treasury bill returns. The Fund received 4 stars for the three year period. It was rated among 2,332 funds for the three year period.

                             PORTFOLIO COMPOSITION

Investments as of December 31, 1997

COMMON STOCK--98.0% OF TOTAL NET ASSETS

    SHARES             DESCRIPTION                                 VALUE (a)
------------------------------------------------------------------------------
                 AEROSPACE--1.7%
     7,800       Thiokol Corp. .................................  $    633,750
    62,400       United Technologies Corp. .....................     4,543,500
                                                                  ------------
                                                                     5,177,250
                                                                  ------------
                 AIRLINES--2.9%
    29,000       AMR Corp. (c) .................................     3,726,500
    35,700       UAL Corp. (c) .................................     3,302,250
    31,500       US Airways Group, Inc. (c) ....................     1,968,750
                                                                  ------------
                                                                     8,997,500
                                                                  ------------
                 APPAREL & TEXTILES--0.1%
     9,000       Jones Apparel Group, Inc. (c) .................       387,000
                                                                  ------------
                 AUTOMOTIVE--5.8%
   158,600       Ford Motor Co. ................................     7,721,837
   122,000       General Motors Corp. ..........................     7,396,250
    44,300       Lear Corp. (c) ................................     2,104,250
    25,400       Navistar International Corp. (c) ..............       630,238
                                                                  ------------
                                                                    17,852,575
                                                                  ------------
                 BANKS--5.9%
    26,500       BankAmerica Corp. .............................     1,934,500
    24,900       Bankers Trust New York Corp. ..................     2,799,694
    77,500       Barnett Banks, Inc. ...........................     5,570,312
    28,300       NationsBank Corp. .............................     1,720,994
    69,100       Popular, Inc. .................................     3,420,450
    24,800       Republic New York Corp. .......................     2,831,850
                                                                  ------------
                                                                    18,277,800
                                                                  ------------
                 BUSINESS SERVICES--0.5%
    41,700       Robert Half International, Inc. (c) ...........     1,668,000
                                                                  ------------
                 CHEMICALS--1.3%
     9,300       Dow Chemical Co. ..............................       943,950
    79,000       Lubrizol Corp. ................................     2,913,125
                                                                  ------------
                                                                     3,857,075
                                                                  ------------
                 COMPUTER SOFTWARE & SERVICES--2.6%
    14,400       Cadence Design Systems, Inc. (c) ..............       352,800
    54,000       Compuware Corp. (c) ...........................     1,728,000
    11,600       Keane, Inc. (c) ...............................       471,250
    35,700       Microsoft Corp. (c) ...........................     4,614,225
    37,000       Symantec Corp. (c) ............................       811,687
                                                                  ------------
                                                                     7,977,962
                                                                  ------------
                 COMPUTERS & BUSINESS EQUIPMENT--4.0%
    39,250       Compaq Computer Corp. .........................     2,215,172
    79,100       Digital Equipment Corp., Rights (c) ...........     2,926,700
    32,800       EMC Corp. (c) .................................       899,950
    36,500       International Business Machines ...............     3,816,531
    42,400       Iomega Corp. (c) ..............................       527,350
    42,300       Lexmark International Group, Inc. (c) .........     1,607,400
     5,100       Sun Microsystems, Inc. (c) ....................       203,363
                                                                  ------------
                                                                    12,196,466
                                                                  ------------
                 CONSTRUCTION--0.5%
    23,800       Centex Corp. ..................................     1,497,913
                                                                  ------------
                 CONSUMER DURABLES--0.2%
     9,200       HON Industries, Inc. ..........................       542,800
                                                                  ------------
                 DRUGS--7.2%
    19,100       Amgen, Inc. ...................................     1,033,787
    38,600       Bristol-Myers Squibb Co. ......................     3,652,525
    32,600       Cardinal Health, Inc. .........................     2,449,075
    48,200       Dura Pharmaceuticals, Inc. (c) ................     2,211,175
    22,900       Merck & Co. ...................................     2,433,125
    76,700       Mylan Labs, Inc. ..............................     1,605,906
   109,770       PharMerica, Inc. (c) ..........................     1,138,864
   122,800       Schering-Plough Corp. .........................     7,628,950
                                                                  ------------
                                                                    22,153,407
                                                                  ------------
                 ELECTRIC UTILITIES--4.5%
    50,800       AES Corp. (c) .................................     2,368,550
    27,700       American Electric Power, Inc. .................     1,430,013
   136,600       IPALCO Enterprises ............................     5,728,662
   105,500       Pinnacle West Capital Corp. ...................     4,470,562
                                                                  ------------
                                                                    13,997,787
                                                                  ------------
                 ELECTRONICS--1.5%
    18,500       Intel Corp. ...................................     1,299,625
    13,100       Motorola, Inc. ................................       747,519
    15,600       Raychem Corp. .................................       671,775
     7,779       Raytheon Co. ..................................       383,602
    33,800       SCI Systems, Inc. (c) .........................     1,472,412
     3,700       Tellabs, Inc. (c) .............................       195,638
                                                                  ------------
                                                                     4,770,571
                                                                  ------------
                 FINANCE--5.0%
    30,300       American Express Co. ..........................     2,704,275
    67,436       Bear Stearns Companies, Inc. ..................     3,203,210
     9,400       Donaldson, Lufkin & Jenrette, Inc. ............       747,300
    18,900       Franklin Resources, Inc. ......................     1,643,119
    58,500       Lehman Brothers Holdings, Inc. ................     2,983,500
     7,200       Merrill Lynch & Company, Inc. .................       525,150
    26,400       Morgan Stanley Dean Witter ....................     1,560,900
    38,400       Travelers Group, Inc. .........................     2,068,800
                                                                  ------------
                                                                    15,436,254
                                                                  ------------
                 FOOD & BEVERAGES--5.4%
    35,270       Archer-Daniels-Midland Co. ....................       764,918
    47,600       Interstate Bakeries ...........................     1,779,050
    23,800       Kellogg Co. ...................................     1,181,075
    66,800       Quaker Oats Co. ...............................     3,523,700
    18,600       Sara Lee Corp. ................................     1,047,413
    35,750       Tyson Foods, Inc. .............................       732,875
   121,600       Unilever NV, 144A (d) .........................     7,592,400
                                                                  ------------
                                                                    16,621,431
                                                                  ------------
                 GAS & PIPELINE UTILITIES--1.4%
    52,700       Columbia Gas Systems, Inc. ....................     4,140,244
     4,400       IPL Energy, Inc ...............................       198,000
                                                                  ------------
                                                                     4,338,244
                                                                  ------------
                 HEALTH CARE--2.3%
   241,200       Beverly Enterprises, Inc. (c) .................     3,135,600
    19,300       Johnson & Johnson .............................     1,271,387
    60,400       Wellpoint Health Networks, Inc. (c) ...........     2,551,900
                                                                  ------------
                                                                     6,958,887
                                                                  ------------
                 HOTELS & RESTAURANTS--0.1%
     8,100       Promus Hotel Corp. ............................       340,200
                                                                  ------------
                 INSURANCE--4.9%
    56,100       Allstate Corp. ................................     5,098,087
    13,600       AMBAC, Inc. ...................................       625,600
    13,900       American National Insurance Co. ...............     1,292,700
    31,600       CIGNA Corp. ...................................     5,468,775
    52,000       Everest Reinsurance Holdings, Inc. ............     2,145,000
     6,400       MGIC Investment Corp. .........................       425,600
                                                                  ------------
                                                                    15,055,762
                                                                  ------------
                 INTERNATIONAL OIL--3.4%
    42,800       Chevron Corp. .................................     3,295,600
   101,400       Exxon Corp. ...................................     6,204,412
    15,000       Mobil Corp., Rights ...........................     1,082,813
                                                                  ------------
                                                                    10,582,825
                                                                  ------------

                 MEDIA & ENTERTAINMENT--4.2%
    30,300       Chancellor Media Corp. (c) ....................     2,261,137
    47,300       Clear Channel Communications (c) ..............     3,757,394
    85,600       Jacor Communications, Inc. (c) ................     4,547,500
    40,500       Time Warner, Inc. .............................     2,511,000
                                                                  ------------
                                                                    13,077,031
                                                                  ------------
                 METAL--0.5%
    26,100       Phelps Dodge Corp. ............................     1,624,725
                                                                  ------------
                 MORTGAGE--0.5%
    27,200       Federal National Mortgage Association .........     1,552,100
                                                                  ------------
                 OIL -- REFINING & DISTRIBUTION--0.7%
    34,900       Coastal Corp. .................................     2,161,619
                                                                  ------------
                 OIL SERVICES--2.3%
    16,400       BJ Services Co. (c) ...........................     1,179,775
     9,800       ENSCO International, Inc. .....................       328,300
    40,300       Global Marine, Inc. (c) .......................       987,350
    35,900       Smith International, Inc. (c) .................     2,203,362
    12,100       Tidewater, Inc., Rights .......................       667,013
    67,100       Union Texas Petroleum Holdings, Inc. ..........     1,396,519
     9,100       Weatherford Enterra, Inc. (c) .................       398,125
                                                                  ------------
                                                                     7,160,444
                                                                  ------------
                 PAPER & FOREST PRODUCTS--1.3%
     7,100       Bowater, Inc. .................................       315,506
    31,100       Champion International Corp. ..................     1,409,219
    34,400       Fort James Corp. ..............................     1,315,800
    19,000       Rayonier, Inc. ................................       808,688
                                                                  ------------
                                                                     3,849,213
                                                                  ------------
                 PRODUCER GOODS--6.1%
   113,000       Caterpillar, Inc. .............................     5,487,562
    10,400       Cummins Engine, Inc. ..........................       614,250
     9,600       Illinois Tool Works, Inc. .....................       577,200
   114,450       Ingersoll-Rand Co. ............................     4,635,225
    48,800       Lucent Technologies, Inc. .....................     3,897,900
    29,000       Precision Castparts Corp. .....................     1,749,063
    50,000       Timken Co. ....................................     1,718,750
                                                                  ------------
                                                                    18,679,950
                                                                  ------------
                 PUBLISHING--1.3%
    17,600       Central Newspapers, Inc. ......................     1,301,300
    32,200       McGraw-Hill Companies, Inc. ...................     2,382,800
    10,000       Meredith Corp. ................................       356,875
                                                                  ------------
                                                                     4,040,975
                                                                  ------------
                 RAILROADS & EQUIPMENT--0.5%
    48,000       Kansas City Southern Industries, Inc. .........     1,524,000
                                                                  ------------
                 RETAIL--6.8%
    12,100       CompUSA, Inc. (c) .............................       375,100
    53,100       Costco Companies, Inc. (c) ....................     2,369,587
    25,300       Dayton Hudson Corp. ...........................     1,707,750
    96,200       Fred Meyer, Inc. (c) ..........................     3,499,275
    61,200       General Nutrition Companies, Inc. (c) .........     2,080,800
    28,900       Home Depot, Inc. ..............................     1,701,488
    90,800       Payless ShoeSource, Inc. (c) ..................     6,094,950
    42,800       Tiffany & Co. .................................     1,543,475
    42,400       Wal-Mart Stores, Inc. .........................     1,672,150
                                                                  ------------
                                                                    21,044,575
                                                                  ------------
                 RETAIL -- FOOD & DRUG--0.3%
    15,100       Safeway, Inc. (c) .............................       955,075
                                                                  ------------
                 SAVINGS & LOAN--1.2%
   125,400       Dime Bancorp, Inc. ............................     3,793,350
                                                                  ------------
                 SERVICES--0.1%
    13,000       Cendant Corp. (c) .............................       446,875
                                                                  ------------
                 STEEL--1.3%
   128,400       USX-U.S. Steel Group ..........................     4,012,500
                                                                  ------------
                 TELECOMMUNICATION--9.4%
   150,900       AirTouch Communications, Inc. (c) .............     6,271,781
     7,400       ALLTEL Corp. ..................................       303,863
   109,200       Ameritech Corp. ...............................     8,790,600
    83,100       Bell Atlantic Corp. ...........................     7,562,100
    48,600       BellSouth Corp. ...............................     2,736,787
    39,000       MCI Communications Corp. ......................     1,669,687
    34,900       U.S. West Communications Group ................     1,574,863
                                                                  ------------
                                                                    28,909,681
                                                                  ------------
                TOBACCO--0.3%
   24,800       Universal Corp. ................................    1,019,900
                                                                  ------------
                Total Common Stocks (Identified Cost
                  $249,769,172) ................................   302,539,722
                                                                  ------------

SHORT TERM INVESTMENT--1.8%

       FACE
      AMOUNT             DESCRIPTION                               VALUE (a)
------------------------------------------------------------------------------
$5,462,000       Repurchase Agreement with State Street
                   Bank & Trust Co. dated 12/31/97 at 5.00% to be
                   repurchased at $5,463,517 on 1/02/98
                   collateralized by $5,430,000 U.S. Treasury
                   Note 5.875% due 1/31/99 with a value of
                   $5,571,967 ..................................  $  5,462,000
                                                                  ------------
                 Total Short Term Investment (Identified Cost
                   $5,462,000) .................................     5,462,000
                                                                  ------------
                 Total Investments--99.8% (Identified Cost
                   $255,231,172) (b) ...........................   308,001,722
                 Other assets less liabilities .................       711,047
                                                                  ------------
                 Total Net Assets--100% ........................  $308,712,769
                                                                  ============

(a) See Note 1a.
(b) Federal Tax Information: At December 31, 1997 the net
    unrealized appreciation on investments based on cost of
    $255,264,469 for federal income tax purposes was as follows:
    Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost .......  $ 56,883,377
    Aggregate gross unrealized depreciation for all investments
     in which there is an excess of tax cost over value ........    (4,146,124)
                                                                  ------------
    Net unrealized appreciation ................................  $ 52,737,253
                                                                  ============
(c) Non-income producing security.
(d) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

                 See accompanying notes to financial statements

                STATEMENT OF ASSETS & LIABILITIES

December 31, 1997

ASSETS
  Investments at value ........................                   $308,001,722
  Receivable for:

    Fund shares sold ..........................                        893,172
    Dividends and interest ....................                        323,085
  Prepaid registration expense ................                         14,000
                                                                  ------------
                                                                   309,231,979
LIABILITIES
  Payable for:
    Due to custodian bank .....................   $116,597
    Fund shares redeemed ......................    123,914
    Withholding Taxes .........................      2,751
  Accrued expenses:

    Management fees ...........................    174,367
    Deferred trustees' fees ...................     12,237
    Accounting and administrative .............      4,094
    Other .....................................     85,250
                                                  --------
                                                                       519,210
                                                                  ------------
NET ASSETS ....................................                   $308,712,769
                                                                  ============
  Net Assets consist of:

    Capital paid in ...........................                   $243,099,477
    Overdistributed net investment income .....                         (5,113)
    Accumulated net realized gains ............                     12,847,855
    Unrealized appreciation on investments ....                     52,770,550
                                                                  ------------
NET ASSETS ....................................                   $308,712,769
                                                                  ============
Computation of net asset value and offering price:
Net asset value and redemption price of Class A
  shares ($220,912,379 divided by 14,388,146
  shares of beneficial interest) ..............                         $15.35
                                                                        ======
Offering price per share (100/94.25 of $15.35)                          $16.29*
                                                                        ======
Net asset value and offering price of Class B
  shares ($81,065,839 divided by 5,304,921
  shares of beneficial interest) ..............                         $15.28**
                                                                        ======
Net Asset value and offering price of Class C
  shares ($6,734,551 divided by 440,771
  shares of beneficial interest) ..............                         $15.28
                                                                        ======
Identified cost of investments ................                   $255,231,172
                                                                  ============
 * Based upon single purchases of less than $50,000.
   Reduced sales charges apply for purchases in excess of this amount.
** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charges.

                 See accompanying notes to financial statements

                            STATEMENT OF OPERATIONS

Year Ended December 31, 1997

INVESTMENT INCOME
  Dividends ...............................                    $  4,306,594(a)
  Interest ................................                         193,160
                                                               ------------
                                                                  4,499,754
  Expenses
    Management fees .......................    $1,809,523
    Service fees - Class A ................       487,914
    Service and distribution fees - Class B       626,147
    Service and distribution fees - Class C        52,226
    Trustees' fees and expenses ...........        21,110
    Accounting and administrative .........        47,565
    Custodian .............................        99,701
    Transfer agent ........................       490,872
    Audit and tax services ................        27,510
    Legal .................................        10,779
    Printing ..............................        44,825
    Registration ..........................        51,296
    Miscellaneous .........................        18,561
                                               ----------
  Total Expenses ..........................                       3,788,029
                                                               ------------
  Net investment income ...................                         711,725
                                                               ------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
  Realized gain on Investments - net ......                      52,507,998
  Unrealized appreciation on Investments -                       20,723,726
                                                               ------------
  Net gain on investment transactions .....                      73,231,724
                                                               ------------
NET INCREASE IN NET ASSETS FROM OPERATIONS                      $73,943,449
                                                                ===========
(a) Net of foreign taxes of: $48,017.

                 See accompanying notes to financial statements

               STATEMENT OF CHANGES IN NET ASSETS

                                                                     YEAR ENDED DECEMBER 31,
                                                                 -----------------------------
                                                                     1996                    1997
                                                                 ------------             ----------
FROM OPERATIONS
  Net investment income ...................................      $  1,534,989             $  711,725
  Net realized gain on investments ........................        42,996,716             52,507,998
  Unrealized appreciation (depreciation) on investments ...       (12,326,308)            20,723,726
                                                                 ------------           ------------
  Increase in net assets from operations ..................        32,205,397             73,943,449
                                                                 ------------           ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income
    Class A ...............................................        (1,516,167)              (742,082)
    Class B ...............................................          (104,841)               (21,007)
    Class C ...............................................            (7,388)                (7,712)
  Net realized gain on investments
    Class A ...............................................       (27,979,217)           (35,442,350)
    Class B ...............................................        (7,295,607)           (12,117,349)
    Class C ...............................................          (769,349)            (1,087,638)
                                                                 ------------           ------------
                                                                  (37,672,569)           (49,418,138)
                                                                 ------------           ------------
  Increase in net assets derived from capital share
    transactions ..........................................        38,773,337             66,455,566
                                                                 ------------           ------------
  Total increase in net assets ............................        33,306,165             90,980,877
NET ASSETS
Beginning of the year .....................................       184,425,727            217,731,892
                                                                 ------------           ------------
End of the year ...........................................      $217,731,892           $308,712,769
                                                                 ============           ============
UNDISTRIBUTED/(OVERDISTRIBUTED) NET INVESTMENT INCOME
  Beginning of the year ...................................      $     95,891           $      2,484
                                                                 ============           ============
  End of the year .........................................      $      2,484           $     (5,113)
                                                                 ============           ============

                 See accompanying notes to financial statements

                                              FINANCIAL HIGHLIGHTS

                                                                         CLASS A
                                          ----------------------------------------------------------------------
                                                                 YEAR ENDED DECEMBER 31,
                                          ----------------------------------------------------------------------
                                             1993           1994           1995           1996           1997
                                          -----------    -----------    -----------    -----------    ----------
Net Asset Value, Beginning of Year ...        $12.20         $12.67         $12.41         $14.39         $13.87
                                              ------         ------         ------         ------         ------
Income From Investment Operations
Net Investment Income ................          0.21           0.22           0.18           0.13           0.07(c)
Net Realized and Unrealized Gain
  (Loss) on Investments ..............          0.75          (0.10)          4.01           2.07           4.40
                                              ------         ------         ------         ------         ------
Total From Investment Operations .....          0.96           0.12           4.19           2.20           4.47
                                              ------         ------         ------         ------         ------
Less Distributions
Dividends From Net Investment Income .         (0.21)         (0.21)         (0.18)         (0.13)         (0.06)
Distributions in Excess of Net
  Investment Income ..................         (0.01)          0.00           0.00           0.00           0.00
Distributions From Net Realized
  Capital Gains ......................         (0.27)         (0.17)         (2.03)         (2.59)         (2.93)
                                              ------         ------         ------         ------         ------
Total Distributions ..................         (0.49)         (0.38)         (2.21)         (2.72)         (2.99)
                                              ------         ------         ------         ------         ------
Net Asset Value, End of Year .........        $12.67         $12.41         $14.39         $13.87         $15.35
                                              ======         ======         ======         ======         ======
Total Return (%)(a) ..................          8.0            1.0           35.1           17.2           33.4
Ratio of Operating Expenses to Average
  Net Assets (%) .....................          1.21           1.28           1.38           1.30           1.25
Ratio of Net Investment Income to
  Average Net Assets (%) .............          1.70           1.75           1.31           0.92           0.46
Portfolio Turnover Rate (%) ..........             4              6             69            127            103
Average Commission Rate (b) ..........            --             --             --        $0.0348        $0.0334
Net Assets, End of Year (000) ........      $109,168       $104,081       $150,693       $166,963       $220,912

(a) A sales charge is not reflected in total return calculations.
(b) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades upon which commissions are charged. This rate generally does not reflect mark- ups, mark-downs, or spreads on shares traded on a principal basis.
(c) Per share net investment income has been calculated using the average shares outstanding during the year.

                 See accompanying notes to financial statements

                                                                        CLASS B
                                       ----------------------------------------------------------------------
                                       SEPTEMBER 13(a)
                                           THROUGH                     YEAR ENDED DECEMBER 31,
                                        DECEMBER 31,        ------------------------------------------------
                                            1993             1994          1995          1996         1997
                                       --------------        ----          ----          ----         ----
Net Asset Value, Beginning of
  Period ..........................        $12.95           $12.66        $12.42        $14.40        $13.87
                                           ------           ------        ------        ------        ------
Income From Investment Operations
Net Investment Income (Loss) ......          0.06             0.16          0.10          0.03         (0.05)(e)
Net Realized and Unrealized Gain
  (Loss) on Investments ...........          0.01            (0.09)         4.01          2.07          4.40
                                           ------           ------        ------        ------        ------
Total From Investment Operations ..          0.07             0.07          4.11          2.10          4.35
                                           ------           ------        ------        ------        ------
Less Distributions
Dividends From Net Investment
  Income ..........................         (0.03)           (0.14)        (0.10)        (0.04)        (0.01)
Distributions in Excess of Net
  Investment Income ...............         (0.06)           (0.00)        (0.00)        (0.00)         0.00
Distributions From Net Realized
  Capital Gains ...................         (0.27)           (0.17)        (2.03)        (2.59)        (2.93)
                                           ------           ------        ------        ------        ------
Total Distributions ...............         (0.36)           (0.31)        (2.13)        (2.63)        (2.94)
                                           ------           ------        ------        ------        ------
Net Asset Value, End of Period ....        $12.66           $12.42        $14.40        $13.87        $15.28
                                           ======           ======        ======        ======        ======
Total Return (%)(c) ...............          0.6               0.6         34.3           16.3         32.4
Ratio of Operating Expenses to
  Average Net Assets (%) ..........          2.08(b)          1.93          2.11          2.05          2.00
Ratio of Net Investment Income to
  Average Net Assets (%) ..........          0.71(b)          1.10          0.56          0.17         (0.29)
Portfolio Turnover Rate (%) .......             4                6            69           127           103
Average Commission Rate (d) .......            --               --            --       $0.0348       $0.0334
Net Assets, End of Period (000) ...        $1,498           $5,185       $29,026       $46,856       $81,066

(a) Commencement of operations.
(b) Computed on an annualized basis.
(c) A contingent deferred sales charge is not reflected in total return calculations. Periods less than one year are not annualized.
(d) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades upon which commissions are charged. This rate generally does not reflect mark-ups, mark-downs, or spreads on shares traded on a principal basis.
(e) Per share net investment income (loss) has been calculated using the average shares outstanding during the year.

                 See accompanying notes to financial statements

                                                                       CLASS C
                                                     -------------------------------------------
                                                           MAY 1(a)
                                                           THROUGH        YEAR ENDED DECEMBER 31,
                                                         DECEMBER 31,    -------------------------
                                                             1995            1996          1997
                                                        -------------       ------        ------
Net Asset Value, Beginning of Period ..............         $13.84          $14.39        $13.85
                                                            ------          ------        ------
Income From Investment Operations
Net Investment Income (Loss) ......................           0.06            0.04         (0.05)(e)
Net Realized and Unrealized Gain (Loss) on
  Investments .....................................           2.58            2.05          4.42
                                                            ------          ------        ------
Total From Investment Operations ..................           2.64            2.09          4.37
                                                            ------          ------        ------
Less Distributions
Dividends From Net Investment Income ..............          (0.06)          (0.04)        (0.01)
Distributions From Net Realized Capital Gains .....          (2.03)          (2.59)        (2.93)
                                                            ------          ------        ------
Total Distributions ...............................          (2.09)          (2.63)        (2.94)
                                                            ------          ------        ------
Net Asset Value, End of Period ....................         $14.39          $13.85        $15.28
                                                            ======          ======        ======
Total Return (%)(c) ...............................          20.2             16.3         32.6
Ratio of Operating Expenses to Average Net
  Assets (%) ......................................           2.11(b)         2.05          2.00
Ratio of Net Investment Income to Average Net
  Assets (%) ......................................           0.56(b)         0.17         (0.29)
Portfolio Turnover Rate (%) .......................             69             127           103
Average Commission Rate (d) .......................             --         $0.0348       $0.0334
Net Assets, End of Period (000) ...................         $4,707          $3,912        $6,735

(a) Commencement of operations.
(b) Computed on an annualized basis.
(c) Periods less than one year are not annualized.
(d) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades upon which commissions are charged. This rate generally does not reflect mark-ups, mark-downs, or spreads on shares traded on a principal basis.
(e) Per share net investment income (Loss) has been calculated using the average shares outstanding during the year.

                 See accompanying notes to financial statements

                                  NOTES TO FINANCIAL STATEMENTS

December 31, 1997

1. The Fund is a series of New England Funds Trust II (the "Trust"), a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Declaration of Trust permits the Trustees to issue an unlimited number of shares of the Trust in multiple series (each such series of shares a "Fund").

The Fund offers Class A, Class B and Class C shares. The Fund commenced its public offering of Class B shares on September 13, 1993 and Class C Shares on May 1, 1995. Class A shares are sold with a maximum front end sales charge of 5.75%. Class B shares do not pay a front end sales charge, but pay a higher ongoing distribution fee than Class A shares for eight years (at which point they automatically convert to Class A shares), and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase (or five years if purchased before May 1, 1997). Class C shares do not pay a front end or contingent deferred sales charge and do not convert to any other class of shares, but they do pay a higher ongoing distribution fee than Class A shares. Expenses of the Fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees applicable to such class), and votes as a class only with respect to its own Rule 12b-1 plan. Shares of each class would receive their pro-rata share of the net assets of the Fund, if the Fund were liquidated. In addition, the Trustees approve separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles for investment companies.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. SECURITY VALUATION. Equity securities are valued on the basis of valuations furnished by a pricing service, authorized by the Board of Trustees, which service provides the last reported sale price for securities listed on an applicable securities exchange or on the NASDAQ national market system, or, if no sale was reported and in the case of over-the-counter securities not so listed, the last reported bid price. Short-term obligations with a remaining maturity of less than sixty days are stated at amortized cost, which approximates value. All other securities and assets are valued at their fair value as determined in good faith by the Fund's adviser, New England Funds Management L.P., and the subadviser, under the supervision of the Fund's trustees.

B. SECURITY TRANSACTIONS AND RELATED INCOME. Security transactions are accounted for on the trade date (the date the buy or sell is executed). Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Interest income is increased by the accretion of discount. In determining net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

C. FEDERAL INCOME TAXES. The Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders all of its income and any net realized capital gains, at least annually. Accordingly, no provision for federal income tax has been made.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations which may differ from generally accepted accounting principles. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification to paid in capital.

E. REPURCHASE AGREEMENTS. The Fund, through its custodian, receives delivery of the underlying securities collateralizing repurchase agreements. It is the Fund's policy that the market value of the collateral be at least equal to 100% of the repurchase price. The Fund's subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities.

2. PURCHASES AND SALES OF SECURITIES (excluding short-term investments) for the Fund for the year ended December 31, 1997 were $280,841,142 and $266,029,521, respectively.

3A. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES. The Fund pays management fees to its investment adviser, New England Funds Management L.P. ("NEFM") at the annual rate of 0.70% of the first $200 million of the Fund's average daily net assets, 0.65% of the next $300 million and 0.60% of such assets in excess of $500 million. NEFM pays the Fund's investment subadviser, Westpeak Investment Advisors, L.P. at the rate of 0.50% of the first $25 million of the Fund's average daily net assets, 0.40% of the next $75 million, 0.35% of the next $100 million and 0.30% of such assets in excess of $200 million. Certain officers and directors of NEFM are also officers or trustees of the Fund. NEFM and Westpeak Investment Advisors, L.P. are wholly owned subsidiaries of New England Investment Companies, L.P. ("NEIC"), which is a subsidiary of Metropolitan Life Insurance Company ("Met Life"). Fees earned by NEFM and Westpeak Investment Advisors, L.P. under the management agreement in effect during the year ended December 31, 1997 are as follows:

FEES EARNED
-----------
$845,514                    New England Funds Management, L.P.
$964,009                    Westpeak Investment Advisors, L.P.

B. ACCOUNTING AND ADMINISTRATIVE EXPENSE. New England Funds, L.P. ("New England Funds"), the Fund's distributor, is a wholly owned subsidiary of NEIC and performs certain accounting and administrative services for the Fund. The Fund reimburses New England Funds for all or part of New England Fund's expenses of providing these services which include the following: (i) expenses for personnel performing bookkeeping, accounting and financial reporting functions and clerical functions relating to the Fund and (ii) expenses for services required in connection with the preparation of registration statements and prospectuses, registration of shares in various states, shareholder reports and notices, proxy solicitation material furnished to shareholders of the Fund or regulatory authorities and reports and questionnaires for SEC compliance. For the year ended December 31, 1997, these expenses amounted to $47,565 and are shown separately in the financial statements as accounting and administrative.

C. TRANSFER AGENT FEES. New England Funds is the transfer and shareholder servicing agent for the Fund. For the year ended December 31, 1997, the Fund paid New England Funds $357,341 as compensation for its services in that capacity. For the year ended December 31, 1997, the Fund received $5,145 in transfer agent credits. The transfer agent expense in the Statement of Operations is net of these credits.

D. SERVICE AND DISTRIBUTION FEES. Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a Service Plan relating to the Fund's Class A shares (the "Class A Plan") and Service and Distribution Plans relating to the Fund's Class B and Class C shares (the "Class B and Class C Plans").

Under the Class A Plan, the Fund pays New England Funds a monthly service fee at the annual rate of up to 0.25% of the average daily net assets attributable to the Fund's Class A shares, as reimbursement for expenses (including certain payments to securities dealers, who may be affiliated with New England Funds) incurred by the New England Funds in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts. For the year ended December 31, 1997, the Fund paid New England Funds $487,914 in fees under the Class A Plan.

Under the Class B and Class C Plans, the Fund pays New England Funds a monthly service fee at the annual rate of up to 0.25% of the average daily net assets attributable to the Fund's Class B and Class C shares, as compensation for services provided and expenses (including certain payments to securities dealers, who may be affiliated with New England Funds) incurred by New England Funds in providing personal services to investors in Class B and Class C shares and/or the maintenance of shareholder accounts. For the year ended December 31, 1997, the Fund paid New England Funds $156,537 and $13,056 in service fees under the Class B and Class C Plans, respectively.

Also under the Class B and Class C Plan, the Fund pays New England Funds a monthly distribution fee at the annual rate of up to 0.75% of the average daily net assets attributable to the Fund's Class B and Class C shares, as compensation for services provided and expenses (including certain payments to securities dealers, who may be affiliated with New England Funds) incurred by New England Funds in connection with the marketing or sale of Class B and Class C shares. For the year ended December 31, 1997, the Fund paid New England Funds $469,610 and $39,170 in distribution fees under the Class B and Class C Plans, respectively.

Commissions (including contingent deferred sales charges) on Fund shares paid to New England Funds by investors in shares of the Fund during the year ended December 31, 1997 amounted to $604,269.

E. TRUSTEES FEES AND EXPENSES. The Fund does not pay any compensation directly to its officers or trustees who are directors, officers or employees of NEFM, New England Funds, NEIC or their affiliates, other than registered investment companies. Each other trustee is compensated by the Fund as follows:

Annual Retainer                                  $2,091
Meeting Fee                                      $109/meeting
Committee Meeting Fee                            $65/meeting
Committee Chairman Retainer                      $92/year

A deferred compensation plan is available to the trustees on a voluntary basis. Each participating trustee will receive an amount equal to the value that such deferred compensation would have been, had it been invested in the Fund on the normal payment date.

4. CAPITAL SHARES.   At December 31, 1997 there was an unlimited number of
shares of beneficial interest authorized, divided into three classes, Class A, Class B and Class C capital stock. Transactions in capital shares were as follows:

                                                   YEAR ENDED                         YEAR ENDED
                                                DECEMBER 31, 1996                  DECEMBER 31, 1997
                                            ---------------------------         --------------------------
CLASS A                                       SHARES           AMOUNT            SHARES           AMOUNT
                                            ----------      -----------         ---------       ----------
Shares sold ..........................       1,731,542       $25,137,040        2,089,570       $32,195,156
Shares issued in connection with the
  reinvestment of:
  Dividends from net investment income          87,661         1,231,609           39,664           614,423
  Distributions from net realized gain       1,854,127        24,119,428        2,099,575        31,028,150
                                             ---------       -----------        ---------       -----------
                                             3,673,330        50,488,077        4,228,809        63,837,729
Shares repurchased ...................      (2,107,684)      (30,109,879)      (1,875,250)      (29,197,625)
                                             ---------       -----------        ---------       -----------
Net increase  ........................       1,565,646       $20,378,198        2,353,559       $34,640,104
                                             ---------       -----------        ---------       -----------

                                                   YEAR ENDED                         YEAR ENDED
                                                DECEMBER 31, 1996                  DECEMBER 31, 1997
                                            ---------------------------         --------------------------
CLASS B                                       SHARES           AMOUNT            SHARES           AMOUNT
                                            ----------      -----------         ---------       ----------
Shares sold ..........................       1,344,894       $19,592,194        1,627,496       $25,245,821
Shares issued in connection with the
  reinvestment of:
  Dividends from net investment income           6,654            92,398            1,973            30,758
  Distributions from net realized gain         526,406         6,846,049          781,695        11,519,364
                                             ---------       -----------        ---------       -----------
                                             1,877,954        26,530,641        2,411,164        36,795,943
Shares repurchased ...................        (516,163)       (7,464,628)        (484,221)       (7,468,164)
                                             ---------       -----------        ---------       -----------
Net increase  ........................       1,361,791       $19,066,013        1,926,943       $29,327,779
                                             ---------       -----------        ---------       -----------

                                                   YEAR ENDED                         YEAR ENDED
                                                DECEMBER 31, 1996                  DECEMBER 31, 1997
                                            ---------------------------         --------------------------
CLASS C                                       SHARES           AMOUNT            SHARES           AMOUNT
                                            ----------      -----------         ---------       ----------
Shares sold ..........................         406,039      $  5,734,515          740,016       $11,332,702
Shares issued in connection with the
  reinvestment of:
  Dividends from net investment income             724            10,172              166             2,597
  Distributions from net realized gain          50,246           651,884           71,295         1,050,610
                                             ---------       -----------        ---------       -----------
                                               457,009         6,396,571          811,477        12,385,909
Shares repurchased ...................        (501,555)       (7,067,445)        (653,225)       (9,898,226)
                                             ---------       -----------        ---------       -----------
Net increase (decrease) ..............         (44,546)      $  (670,874)         158,252      $  2,487,683
                                             ---------       -----------        ---------       -----------
Increase derived from capital shares
  transactions .......................       2,882,891       $38,773,337        4,438,754       $66,455,566
                                             =========       ===========        =========       ===========

                                REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees of New England Funds Trust II and Shareholders of
NEW ENGLAND GROWTH OPPORTUNITIES FUND

In our opinion, the accompanying statement of assets & liabilities, including the portfolio composition, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of New England Growth Opportunities Fund ("the Fund"), a series of New England Funds Trust II at December 31, 1997 and the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with generally accepted accounting principles. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities owned at December 31, 1997 by correspondence with the custodian, provides a reasonable basis for the opinion expressed above. The statement of changes in net assets for the period ended December 31, 1996 and the financial highlights for each of the periods then ended were audited by other independent accountants whose report dated February 10, 1997 expressed an unqualified opinion on these statements.

PRICE WATERHOUSE LLP

Boston, Massachusetts
February 12, 1998

                              NEW ENGLAND FUNDS

Supplement dated March 1, 1998 to the New England Stock Funds Prospectus for Class A, B and C shares dated May 1, 1997 (as supplemented August 1, 1997, November 17, 1997 and January 1, 1998); the New England Star Funds Prospectus for Class A, B and C shares dated May 1, 1997 (as supplemented June 30, 1997, July 28, 1997, November 17, 1997 and January 1, 1998); and the New England Equity Income Fund Prospectus for Class A, B and C shares dated September 1, 1997 (as supplemented November 17, 1997 and January 1, 1998).

THIS SUPPLEMENT APPLIES TO ALL FUNDS OFFERING CLASS C SHARES:

The cover page of each Prospectus is revised to reflect:

o While no initial sales charge applies to Class B or Class C share purchases, a contingent deferred sales charge (a "CDSC") is imposed upon certain redemptions of Class B and Class C shares.

o New England Funds Trust I, New England Funds Trust II and New England Funds Trust III are referred to in the Prospectus as the "Trusts."

THE SHAREHOLDER TRANSACTION EXPENSES CHART FOR CLASS C SHARES APPEARING IN THE "SCHEDULE OF FEES" SECTION IS REVISED WITH RESPECT TO CLASS C SHARES TO READ
AS FOLLOWS:
                                                                       CLASS C
                                                                       --------
Maximum Initial Sales Charge Imposed on a Purchase (as a percentage
  of offering price)(2) ...........................................      None
Maximum Contingent Deferred Sales Charge (as a percentage of
  original purchase price or redemption proceeds, as applicable)(2)      1.00%

(2) Does not apply to reinvested distributions.

In the tables that appear under "Example" in the "Schedule of Fees" section, the expense amounts in the Prospectus for Class C shares for the 1 Year period assume no redemption. If shares are redeemed at period end, expense amounts for each Fund would be as follows: New England Capital Growth Fund, $33; New England Balanced Fund, $31; New England International Equity Fund, $35; New England Value Fund, $31; New England Growth Opportunities Fund, $31; New England Star Advisers Fund, $35; New England Star Worldwide Fund, $44; New England Star Small Cap Fund, $38; New England Equity Income Fund, $33.

THE SECTION ENTITLED "BUYING FUND SHARES--SALES CHARGES--CLASS C SHARES" IS REVISED TO READ AS FOLLOWS:

Class C shares are offered at net asset value, without an initial sales charge, are subject to a 0.25% annual service fee and a 0.75% annual distribution fee, are subject to a CDSC of 1.00% on redemptions made within one year from the date of purchase and do not convert into another class.

The Distributor pays to investment dealers at the time of sale a sales commission of 1.00% of the sales price of Class C shares sold by such investment dealer. The Distributor will retain the service and distribution fees assessed against Class C shares in the first year of investment, and the entire amount of the CDSC paid by Class C shareholders upon redemption in the first year, in order to compensate the Distributor for providing distribution-related services to the Fund in connection with the sale of Class C shares, and to reimburse the Distributor, in whole or in part, for the commissions paid (and related financing costs) to investment dealers at the time of a sale of Class C shares. Unlike Class B shares, there are no conversion features associated with Class C shares; therefore, if Class C shares are held for more than eight years Class C shareholders will thereafter be subject to higher distribution fees than shareholders of other classes.

The holding period for determining the CDSC will continue to run after an exchange to Class C shares of another series of the Trusts. If an exchange is made to Class C shares of a Money Market Fund, then the one-year holding period for purposes of determining the expiration of the CDSC will stop and resumes only when an exchange is made back into Class C shares of a series of the Trusts. If the Money Market Fund shares are redeemed rather than exchanged back into a series of the Trusts, then the CDSC applies to the redemption. For purposes of the CDSC, it is assumed that the shares held longest are the first to be redeemed.

The CDSC on Class C shares is not imposed on shares purchased prior to March 1, 1998.

The CDSC will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no CDSC will be imposed on increases in net asset value above the initial purchase price. In addition, no CDSC will be assessed on shares of the same Fund purchased with reinvested dividends or capital gain distributions. The first year of purchase ends one year after the day on which the purchase was accepted.

The CDSC is deducted from the proceeds of the redemption, not the amount remaining in the account, unless otherwise requested. The CDSC may be eliminated for certain persons and organizations. See "Sales Charges--General" below.

THE SECTION ENTITLED "OWNING FUND SHARES--EXCHANGING AMONG NEW ENGLAND FUNDS-- CLASS C SHARES" IS REVISED TO READ AS FOLLOWS:

You may exchange Class C shares of any series of the Trusts for Class C shares of any other series of the Trusts which offers Class C shares or for Class C shares of New England Cash Management Trust - Money Market Series. Such exchanges will be made at the next-determined net asset value of the shares.

IN THE SECTION ENTITLED "FUND DETAILS--PERFORMANCE CRITERIA," THE THIRD SENTENCE IN THE FIRST PARAGRAPH IS REVISED TO READ AS FOLLOWS:

Total return is measured by comparing the value of a hypothetical $1,000 investment in a class at the beginning of the relevant period to the value of the investment at the end of the period (assuming deduction of the current maximum sales charge on Class A shares, automatic reinvestment of all dividends and capital gains distributions and, in the case of Class B and C shares, imposition of the CDSC relevant to the period quoted).

                               NEW ENGLAND FUNDS

                                  STOCK FUNDS
                              Star Small Cap Fund
                                  Growth Fund
                               Star Advisers Fund
                              Capital Growth Fund
                            Growth Opportunities Fund
                                   Value Fund
                               Equity Income Fund
                                  Balanced Fund

                           INTERNATIONAL STOCK FUNDS
                           International Equity Fund
                              Star Worldwide Fund

                                   BOND FUNDS
                                High Income Fund
                             Strategic Income Fund
                                Bond Income Fund
                           Government Securities Fund
                       Limited Term U.S. Government Fund
                      Adjustable Rate U.S. Government Fund

                                TAX EXEMPT FUNDS
                             Municipal Income Fund
                       Massachusetts Tax Free Income Fund
                 Intermediate Term Tax Free Fund of California
                  Intermediate Term Tax Free Fund of New York

                               MONEY MARKET FUNDS
                   Cash Management Trust, Money Market Series
                         Tax Exempt Money Market Trust

                   To learn more, and for a free prospectus,
                     contact your financial representative.

              VISIT OUR WORLD WIDE WEB SITE AT WWW.MUTUALFUNDS.COM

                      New England Funds, L.P., Distributor
                              399 Boylston Street
                                Boston, MA 02116
                             Toll Free 800-225-5478

This material is authorized for distribution to prospective investors when it is preceded or accompanied by the Funds current prospectus, which contains information about distribution charges, management and other items of interest. Investors are advised to read the prospectus carefully before investing.

                                                                 ---------------
                                                                    Bulk Rate
                                                                  U.S. Postage
                                                                      Paid
                                                                  Brockton, MA
                                                                 Permit No. 770
                                                                 ---------------
               [LOGO]
        NEW ENGLAND FUNDS(R)
    Where The Best Minds Meet (R)


----------------------
 399 Boylston Street
Boston, Massachusetts
        02116
----------------------

---------------------
        [Logo]
      MUTUAL FUND
     SERVICE AWARD
---------------------
        DALBAR
HONORS COMMITMENT TO:
      INVESTORS
---------------------
 1995 o 1996 o 1997

    GP56-1297

[Recycle Logo] Printed On Recycled Paper